FINANCIAL (EXPENSES) INCOME, NET	12 Months Ended
Dec. 31, 2015
FINANCIAL (EXPENSES) INCOME, NET [Abstract]
FINANCIAL (EXPENSES) INCOME, NET

NOTE 15:   FINANCIAL (EXPENSES) INCOME, NET

	2015	2014	2013
	$	$	$
Financial expenses:

Interest, bank charges and fees	(211)	(165)	(67)
Exchange differences, net	(66)	-	(89)

Total financial expenses	(277)	(165)	(156)
Financial income:

Exchange differences, net	-	32	-

Total financial income	-	32	-

Total financial expenses, net	(277)	(133)	(156)